   As filed with the Securities and Exchange Commission on July 19, 2000

                                                           Registration No.
                                                           333-81313
                                                   Registration No. 333-81313-01

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ---------------
                                 Post-Effective

                              AMENDMENT NO. 2
                                       TO
                                   FORM S-4/A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------
                               Telecorp PCS, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                      4812                         54-1872248
   (State or other
   jurisdiction of
   incorporation or      (Primary Standard Industrial          (I.R.S. Employer
    organization)        Classification Code Number)          Identification No.)

                                ---------------
                         Telecorp Communications, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                      4812                         52-2105807
   (State or other
   jurisdiction of
   incorporation or      (Primary Standard Industrial          (I.R.S. Employer
    organization)        Classification Code Number)          Identification No.)

                                ---------------
                               1010 N. Glebe Road
                                   Suite 800
                              Arlington, VA 22201
                                 (703) 236-1100
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                               Thomas H. Sullivan
              Executive Vice President and Chief Financial Officer
                               TeleCorp PCS, Inc.
                              1010 N. Glebe Road,
                                   Suite 800
                              Arlington, VA 22201
                                 (703) 236-1100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:

                              Brian Hoffmann, Esq.
                         Cadwalader, Wickersham & Taft
                                100 Maiden Lane
                               New York, NY 10038
                                 (212) 504-6000

   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Post-Effective Amendment to this Registration Statement.

   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

   (a) The following exhibits are filed herewith

  Exhibit
    No.    Description
  -------  -----------
  2.1+++   Agreement and Plan of Reorganization and Contribution (included as
           Annex A to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company Registration Statement), dated
           February 28, 2000, by and between TeleCorp PCS, Tritel, Inc. and
           AT&T Wireless Services, Inc.

  2.2+++   Amendment No. 1 to the Agreement and Plan of Reorganization and
           Contribution (included as Annex B to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company
           Registration Statement), dated May 4, 2000, by and between TeleCorp
           PCS, Tritel, Inc. and AT&T Wireless Services, Inc.

  2.3+++   Amendment No. 2 to the Agreement and Plan of Reorganization and
           Contribution (included as Annex C to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company
           Registration Statement), dated June 12, 2000 by and between TeleCorp
           PCS, Tritel, Inc. and AT&T Wireless Services, Inc.

  3.1***   Fifth Amended and Restated Certificate of Incorporation of TeleCorp
           PCS, Inc.

  3.2***   Second Amended and Restated By-laws of TeleCorp PCS, Inc.

  4.1++++  Indenture, dated as of April 23, 1999, by and between Bankers Trust
           Company, as trustee, and TeleCorp PCS, Inc. relating to the 11 5/8%
           Senior Subordinated Discount Notes due 2009.

  4.2++++ Exchange and Registration Rights Agreement dated April 23, 1999, by and among Chase Securities Inc., BT Alex. Brown Incorporated, Lehman
           Brothers Inc., TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

  5++++ Opinion of McDermott, Will & Emery regarding the legality of the notes.

 10.1+++   Telecorp PCS, Inc. Voting Agreement, dated February 28, 2000.

 10.2+++   Tritel, Inc. Voting Agreement, dated February 28, 2000.

 10.3+++   Side Letter Agreement regarding Milwaukee Option, dated February 28,
           2000, by and between AT&T Wireless Services, Inc. and Telecorp PCS,
           Inc.

 10.4+++ Asset Exchange Agreement, dated as of February 28, 2000, by and among AT&T Wireless PCS, LLC, Telecorp PCS, Inc., Telecorp PCS, LLC,
           Telecorp Holding Corp, Inc., Telecorp Communications, Inc., Telecorp
           Equipment Leasing, L.P., and Telecorp Realty, LLC.

 10.5+++   Side Letter regarding Additional Mutual Rights and Obligations in
           Connection with the Asset Exchange Agreement and the Agreement and Plan of Reconstruction and Contribution, dated as of February 28, 2000, by and between AT&T Wireless PCS, LLC and Telecorp PCS, Inc.

 10.6.1+++ License Acquisition Agreement, between Polycell Communications, Inc.
           and ABC Wireless, LLC, dated as of February 28, 2000.

 10.6.2+++ Amended and Restated License Acquisition Agreement among Polycell
           Communications, Inc., Clinton Communications, Inc. and ABC Wireless,
           LLC, dated as of May 3, 2000.

 10.7+++   License Acquisition Agreement, between ABC Wireless, LLC and AT&T
           Wireless PCS, LLC, dated as of February 28, 2000.

 10.8+++   Form of Intermediary Agreement, among AT&T Wireless PCS, LLC,
           Telecorp PCS, Inc., Telecorp PCS, LLC, Telecorp Holding Corp, Inc.,
           Telecorp Communications, Inc., Telecorp Equipment Leasing, L.P.,
           Telecorp Realty, LLC and the Intermediary.

 10.9+++ Transition Services Agreement, dated as of February 28, 2000, by and between AT&T Wireless PCS, LLC and Telecorp PCS, Inc.


  Exhibit
    No.    Description
  -------  -----------
 10.10+++  Form of Assignment and Assumption Agreement, by and between
           Milwaukee PCS, LLC, Milwaukee Acquisition Subsidiary, Inc., and
           Telecorp PCS, Inc.

 10.11+++  Agreement and Plan of Merger, dated February 27, 2000, by and among
           Milwaukee PCS LLC, Milwaukee Acquisition Subsidiary, Inc., Kailas J.
           Rao, and Indus, Inc.

 10.12+++  Airadigm Letter of Intent, dated January 24, 2000.

 10.13* General Agreement for Purchase of PCS Systems and Services by and between TeleCorp PCS, Inc. and Lucent Technologies, Inc., dated as of May 12, 1998, as amended.

 10.14*    Securities Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
           Wireless PCS Inc., TWR Cellular, Inc. and certain Initial investors other than AT&T Wireless, TeleCorp Investors and Management
           Stockholders identified, dated as of January 23, 1998.

 10.15.1* Network Membership License Agreement, by and among AT&T Corp., including AT&T Wireless Services, Inc., and TeleCorp PCS, Inc., dated as of July 17, 1998.

 10.15.2*  Amendment No. 1 to Network Membership License Agreement, dated March
           30, 1999.

 10.16+++  Form of Network Membership License Agreement by and between AT&T
           Corp., including AT&T Wireless Services, Inc., and Holding Company.

 10.17.1*  Management Agreement by and between TeleCorp Management Corp. and
           TeleCorp PCS, Inc., dated as of July 17, 1998

 10.17.2*  Amendment No. 1 to the Management Agreement between TeleCorp
           Management Corp. and TeleCorp PCS, Inc., dated as of May 25, 1999.

 10.17.3** Amendment No. 2 to the Management Agreement between TeleCorp
           Management Corp. and TeleCorp PCS, Inc., dated as of October 18,
           1999.

 10.18.1*  Intercarrier Roamer Service Agreement by and between AT&T Wireless
           Services, Inc. and TeleCorp PCS, Inc., dated as of July 17, 1998.

 10.18.2*  Amendment No. 1 to Intercarrier Roamer Service Agreement, dated May
           25, 1999.

 10.19+++  Form of Intercarrier Roamer Service Agreement, by and between AT&T
           Wireless Services, Inc. and Holding Company.

 10.20*    Roaming Administration Service Agreement by and between AT&T
           Wireless Services, Inc. and TeleCorp PCS, Inc., dated as of July 17,
           1998.

 10.21+++  Form of Roaming Administration Service Agreement, by and between
           AT&T Wireless Services, Inc., and Holding Company.

 10.22.1* Credit Agreement by and among TeleCorp PCS, Inc., the Lenders party to, and the Chase Manhattan Bank, as Administrative Agent and Issuing Bank, TD Securities (USA) Inc., as Syndication Agent, and
           Bankers Trust Company, as Documentation Agent, dated as of July 17,
           1998.

 10.22.2*  First Amendment, Consent, and Waiver to the TeleCorp Credit
           Agreement, dated as of December 18, 1998.

 10.22.3* Second Amendment and Waiver to the TeleCorp Credit Agreement, dated as of March 1, 1999.

 10.22.4*  Third Amendment to the TeleCorp Credit Agreement, dated as of March
           30, 1999.

 10.22.5*  Fourth Amendment to the TeleCorp Credit Agreement, dated as of March
           31, 1999.

 10.22.6* Fifth Amendment and Acceptance to the TeleCorp Credit Agreement, dated as of April 7, 1999.

 10.22.7*  Sixth Amendment to the TeleCorp Credit Agreement, dated as of April
           7, 1999.

 10.22.8*  Seventh Amendment to the TeleCorp Credit Agreement, dated as of May
           21, 1999.

 10.22.9** Eighth Amendment to the TeleCorp Credit Agreement, dated as of
           October 25, 1999.


  Exhibit
    No.     Description
  -------   -----------
 10.22.10** Ninth Amendment to the TeleCorp Credit Agreement, dated as of
            October 26, 1999.

 10.23.1*   Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
            Wireless PCS, Inc. and certain Initial investors other than AT&T
            Wireless identified in, dated as of March 22, 1999.

 10.23.2*   Amendment No. 1 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of March 30, 1999.

 10.23.3*   Amendment No. 2 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of April 6, 1999.

 10.23.4*   Amendment No. 3 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of May 14, 1999.

 10.23.5*   Amendment No. 4 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of July 15, 1999.

 10.24*     Stock Purchase Agreement by and among Viper Wireless, Inc.,
            TeleCorp Holding Corp., Inc. and TeleCorp PCS, Inc., dated as of
            March 1, 1999.

 10.25*     Puerto Rico Stock Purchase Agreement by and among TeleCorp PCS,
            Inc., Puerto Rico Acquisition Corp. and certain Management
            Stockholders and Initial investors other than AT&T Wireless, dated as of March 30, 1999.

 10.26*** Stock Purchase Agreement, dated as of October 18, 1999, by and among Telecorp PCS, Inc., Telecorp Holding Corp., Inc., Gerald T.
            Vento, Thomas H. Sullivan, OneLiberty Fund IV, L.P., Northwood
            Ventures LLC, and Northwood Capital Partners LLC.

 10.27*     Asset Purchase Agreement, dated May 25, 1999, by and between AT&T
            Wireless PCS Inc. and TeleCorp PCS, Inc.

 10.28* Preferred Stock Purchase Agreement, dated May 24, 1999, by and between AT&T Wireless PCS Inc. and TeleCorp PCS, Inc.

 10.29*     License Acquisition Agreement, dated May 15, 1998, by and between
            Mercury PCS II, LLC and TeleCorp PCS, Inc.

 10.30*     License Acquisition Agreement, dated May 15, 1998, by and between
            Wireless 2000, Inc. and TeleCorp PCS, Inc.

 10.31.1* Stockholders' Agreement, dated as of July 17, 1998, by and among AT&T Wireless PCS, Inc., TWR Cellular, Inc., Initial investors other than AT&T Wireless, Management Stockholders, and TeleCorp
            PCS, Inc.

 10.31.2*   Amendment No. 1 to Stockholders' Agreement dated May 25, 1999.

 10.31.3*   Amendment No. 2 to Stockholders' Agreement dated November 1, 1999.

 10.32+++   Form of Stockholders' Agreement by and among AT&T Wireless PCS,
            LLC, Initial investors other than AT&T Wireless, Management
            Stockholders, Other Stockholders, and Holding Company, Inc.

 10.33++++  Purchase Agreement, dated April 20, 1999, by and among Chase
            Securities Inc., BT Alex. Brown Incorporated, Lehman Brothers Inc.,
            TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

 10.35*     Agreement, dated as of July 17, 1998, by and among AT&T Wireless
            PCS Inc., TWR Cellular, Inc., the Initial investors other than AT&T
            Wireless, the TeleCorp Investors and the Management Stockholders.


  Exhibit
    No.    Description
  -------  -----------
 10.36*    Employment Agreement, dated as of July 17, 1998, by and between
           TeleCorp PCS, Inc. and Julie A. Dobson.

 10.37+++ Amendment to Employment Agreement, dated February 28, 2000, by and between Telecorp PCS, Inc. and Julie A. Dobson.

 10.38*    Share Grant Agreement, dated July 16, 1998, by and between TeleCorp
           PCS, Inc. and Julie A. Dobson.

 10.39* Separation Agreement, dated as of March 8, 1999, by and among TeleCorp PCS, Inc., TeleCorp Communications, Inc. and Robert Dowski.

 10.40* Agreement among the Parties, dated as of June 30, 1999, by and among TeleCorp PCS, Inc., the Initial investors other than AT&T Wireless,
           Entergy Technology Holding Company, AT&T Wireless PCS, Inc., TWR
           Cellular Inc. and other stockholders.

 10.41*    Amended and Restated Agreement, dated April 16, 1999, by and among
           TeleCorp Communications, Inc., Triton PCS, Inc., Tritel
           Communications, Inc. and Affiliate License Co, L.L.C.

 10.42*    TeleCorp PCS, Inc. 1998 Restricted Stock Plan, as amended May 20,
           1999.

 10.43** TeleCorp PCS, Inc. 1999 Stock Option Plan, dated June 23, 1999, as amended.

 10.45** Form of Indemnification Agreement to be entered into between TeleCorp PCS, Inc. and its directors and executive officers.

 10.46.1++ Stockholders' Agreement by and among AT&T Wireless PCS Inc., Initial investors other than AT&T Wireless, Management Stockholders, and Tritel, Inc. dated January 7, 1999.

 10.46.2++ First Amendment to Tritel's Stockholders' Agreement, dated August
           27, 1999.

 10.46.3++ Second Amendment to Tritel's Stockholders' Agreement, dated as of
           September 1, 1999.

 10.46.4+  Third Amendment to Tritel's Stockholders' Agreement, dated November
           18, 1999.

 10.46.5+  Fourth Amendment to Tritel's Stockholders' Agreement, dated December
           10, 1999.

 10.47++   Investors Stockholders' Agreement by and among Tritel, Inc.,
           Washington National Insurance Company, United Presidential Life
           Insurance Company, Dresdner Kleinwort Benson Private Equity Partners
           LP, Toronto Dominion Investments, Inc., Entergy Wireless
           Corporation, General Electric Capital Corporation, Triune PCS, LLC,
           FCA Venture Partners II, L.P., Clayton Associates LLC, Trillium PCS,
           LLC, Airwave Communications, LLC, Digital PCS, LLC, and The
           Stockholders Named Herein dated January 7, 1999.

 10.48+++  Form of Investors Stockholder Agreement, by and among Holding
           Company, Inc. and AT&T Wireless PCS, Inc. CB Capital Investors,
           L.P., Private Equity Investors III, Equity-Linked Investors-II,
           Whitney III, L.P., Whitney Strategic Partners III, L.P.,
           Media/Communications Investors Limited Partnership,
           Media/Communications Partners III Limited Partnership, Toronto
           Dominion Investments, Inc., Northwood Capital Partners LLC,
           OneLiberty Fund III, L.P., Hoak Communications Partners, L.P., HCP
           Capital Fund, L.P., Cich, Incorporated LP, Dresdner Kleinworth
           Benson Private Equity Partners LP, Toronto Dominion Investments,
           Inc., Entergy Wireless Capital Corporation, General Electric Capital
           Corporation, Triune PCS, LLC, FCA Venture Partners II, LP, Clayton
           Associates LLC, Trillium PCS, LLC, Airwave Communications, LLC,
           Digital PCS, LLC, and The Manufacturers Life Insurance Company.

 10.49++ AT&T Wireless Services, Inc. Network Membership License Agreement between AT&T Corp. and Tritel, Inc. dated January 7, 1999.


  Exhibit
    No.     Description
  -------   -----------
 10.50++    Intercarrier Roamer Service Agreement between AT&T Wireless
            Services, Inc. and Tritel, Inc. dated January 7, 1999.

 10.51++    Amended and Restated Agreement between TeleCorp Communications,
            Inc., Triton PCS, Inc., Tritel Communications, Inc. and Affiliate
            License Co., L.L.C. dated April 16, 1999.

 10.52+++   Form of Employment Agreement, by and between Holding Company and
            William M. Mounger, II.

 10.53+++   Form of Employment Agreement, by and between Holding Company and
            E.B. Martin, Jr.

 10.54+++   Letter Agreement, dated February 28, 2000, by and among William
            Mounger, II, TeleCorp PCS, Inc., Tritel, Inc., Thomas Sullivan, and
            Gerald Vento.

 10.55+++   Letter Agreement, dated February 28, 2000, by and among E.B.
            Martin, Jr., TeleCorp PCS, Inc., Tritel, Inc., Thomas Sullivan, and
            Gerald Vento.

 10.56+++ Form of Amended and Restated Restricted Stock Agreement pursuant to the Tritel, Inc. Amended and Restated 1999 Stock Option Plan.

 10.57+ Tritel, Inc. Amended and Restated 1999 Stock Option Plan for Non-employee Directors, effective January 7, 1999.

 10.58++    Amended and Restated Loan Agreement among Tritel Holding Corp.,
            Tritel, Inc., The Financial Institutions Signatory Hereto, and
            Toronto Dominion (Texas), Inc. dated March 31, 1999.

 10.59++    First Amendment to Amended and Restated Loan Agreement among Tritel
            Holding Corp., Tritel, Inc., The Financial Institutions Signatory
            Thereto, and Toronto Dominion (Texas), Inc. dated April 21, 1999.

 10.60++    Master Lease Agreement between Tritel Communications, Inc. and
            Crown Communication Inc. dated October 30, 1998.

 10.61++    Master Lease Agreement between Signal One, LLC and Tritel
            Communications, Inc. dated December 31, 1998.

 10.62.1++  Management Agreement between Tritel Management, LLC and Tritel,
            Inc. dated January 1, 1999.

 10.62.2++  First Amendment to Management Agreement, dated as of September 1,
            1999.

 10.62.3+++ Agreement to Terminate Tritel Management Agreement, dated as of
            February 28, 2000, by and between Tritel Management, LLC.

 10.63++    Master Antenna Site Lease No. D41 between Pinnacle Towers Inc. and
            Tritel Communications, Inc. dated October 23, 1998.

 10.64++ Installment Payment Plan Note made by Mercury PCS, LLC in favor of the Federal Communications Commission in the amount of $42,525,211.95, dated October 9, 1996.

 10.65++    First Modification of Installment Payment Plan Note for Broadband
            PCS F Block by and between Mercury PCS II, L.L.C. and the Federal
            Communications Commission, dated July 2, 1998, effective as of July
            31, 1998.

 10.66++    Letter Agreement by and between Tritel Communications, Inc. and
            H.S.I. GeoTrans Wireless, dated July 2, 1998, referring to a service agreement covering certain Site Acquisition Services applicable to certain Federal Communications Commission licenses owned or to be acquired by Tritel.

 10.67.1++  Services Agreement by and between Tritel Communications, Inc. and
            Galaxy Personal Communications Services, Inc., which is a wholly owned subsidiary of World Access, Inc., dated as of June 1, 1998.


  Exhibit
    No.    Description
  -------  -----------
 10.67.2++ Addendum to June 1, 1998 Services Agreement, dated as of March 23,
           1999.

 10.68++   Services Agreement by and between Tritel Communications, Inc. and
           Galaxy Personal Communications Services, Inc., which is a wholly-owned subsidiary of World Access, Inc., dated as of August 27, 1998.

 10.69++   Agreement by and between BellSouth Telecommunications, Inc. and
           Tritel Communications, Inc., effective as of March 16, 1999.

 10.70++   Agreement for Project and Construction Management Services between
           Tritel Communications, Inc. and Tritel Finance, Inc. and Bechtel
           Corporation, dated November 24, 1998.

 10.71++   Services Agreement by and between Tritel Communications, Inc. and
           Spectrasite Communications, Inc., dated as of July 28, 1998.

 10.72++   Acquisition Agreement Ericsson CMS 8800 Cellular Mobile Telephone
           System by and between Tritel Finance, Inc. and Tritel
           Communications, Inc. and Ericsson Inc., made and effective as of December 30, 1998.

 10.73++   Securities Purchase Agreement by and among AT&T Wireless PCS Inc.,
           TWR Cellular, Inc., Initial investors other than AT&T Wireless,
           Mercury PCS, LLC, Mercury PCS II, LLC, Management Stockholders and
           Tritel, Inc., dated as of May 20, 1998.

 10.74++   Closing Agreement by and among AT&T Wireless PCS, Inc., TWR
           Cellular, Inc., Initial investors other than AT&T Wireless, Airwave
           Communications, LLC, Digital PCS, LLC, Management Stockholders,
           Mercury Investor Indemnitors and Tritel, Inc., dated as of January
           7, 1999.

 10.75++   Master Build To Suit And Lease Agreement between Tritel
           Communications, Inc., a Delaware corporation and American Tower,
           L.P., a Delaware limited partnership.

 10.76++   Master Build To Suit And Lease Agreement between Tritel
           Communications, Inc. and SpectraSite Communications, Inc.

 10.77++   Master Build To Suit Services And License Agreement between Tritel
           Communications, Inc. and Crown Communication Inc.

 10.78++   Master Build To Suit And Lease Agreement by and between Tritel
           Communications, Inc. and SBA Towers, Inc.

 10.79++   Master Site Agreement between Tritel Communications, Inc. and
           BellSouth Mobility Inc., dated July 2, 1999.

 10.80++   Master Site Agreement between Tritel Communications, Inc. and
           BellSouth Mobility PCS, dated March 10, 1999.

 10.81++   Consent to Exercise of Option between Tritel, Inc., AT&T Wireless
           PCS, Inc., TWR Cellular, Inc. and Management Stockholders dated May
           20, 1999.

 10.82++   License Purchase Agreement between Digital PCS, LLC and Tritel, Inc.
           dated as of May 20, 1999.

 10.83++ Amended and Restated Employment Agreement of Jerry M. Sullivan, Jr., dated as of September 1, 1999.

 10.84++   Stock Purchase Agreement, dated as of September 1, 1999.

 10.85++   Mutual Release and Termination Agreement, dated as of September 1,
           1999.

 10.86+++  Form of Management Agreement between TeleCorp Management Corp, Inc.
           and TeleCorp PCS, Inc.

 10.87+++  Asset Purchase Agreement, dated as of June 2, 2000, between Airadigm
           Communications, Inc. and RW Acquisition L.L.C.

  Exhibit
    No.     Description
  -------   -----------
 10.88+++   Contingent Supplement to Asset Purchase Agreement, dated as of June
            2, 2000, by and between Airadigm Communications, Inc. and RW
            Acquisition L.L.C.

 10.89+++   Letter Agreement by and between RW Acquisition, L.L.C. and Airadigm
            Communications, Inc. regarding Working Capital Loan, dated June 2,
            2000.

 10.90+++ Construction Management Agreement, dated as of June 2, 2000, by and between TeleCorp Communications, Inc. and Airadigm Communications,
            Inc.

 10.91+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TeleCorp-
            Tritel Holding Company.

 10.92+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TTHC First
            Merger Sub, Inc.

 10.93+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TTHC Second
            Merger Sub, Inc.

 10.94+++++ Purchase Agreement, dated July 11, 2000, by and among Chase
            Securities Inc., Lehman Brothers Inc., Deutsche Banc Securities,
            Inc., TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

 10.95+++++ Form of Exchange and Registration Rights Agreement, dated
                      , by and among Chase Securities Inc., Lehman Brothers
            Inc., Deutsche Banc Securities, Inc., TeleCorp PCS, Inc. and
            TeleCorp Communications, Inc.

 10.96+++++ Form of Indenture, dated as of           , by and among TeleCorp
            PCS, Inc., TeleCorp Communications, Inc. and Bankers Trust Company,
            as Trustee.

 23.1+++++  Consent of PricewaterhouseCoopers LLP.

 23.2+++++  Consent of KPMG LLP.

 23.3+++++  Consent of McDermott, Will & Emery (included in Exhibit 5).

 24++++     Power of Attorney.

--------
    * Incorporated by reference to the Registration Statement on Form S-1 (File No. 333-89393) of TeleCorp PCS, Inc.
   ** Incorporated by reference to the Form 10-Q filed on November 15, 1999
      (File No. 333-81313-01) of TeleCorp PCS, Inc.
  *** Incorporated by reference to the Form 10-K filed on March 30, 2000 (File
      No. 000-27901) of TeleCorp PCS, Inc.
   + Incorporated by reference to the Registration Statement on Form S-1 (File
     No. 333-91207) of Tritel, Inc.
  ++ Incorporated by reference to the Registration Statement on Form S-4 (File
     No. 333-82509) of Tritel PCS, Inc.
 +++ Incorporated by reference to the Registration Statement on Form S-4 (File
     No. 333-36954) of TeleCorp-Tritel Holding Company.

++++ Previously Filed in the Registration Statement on Form S-4 (File No. 333-
     81313, 333-81313-01) of TeleCorp PCS, Inc. and TeleCorp Communications,
     Inc.

+++++ Previously Filed in the Post-Effective Amendment No. 1 to the
      Registration Statement on Form S-4, Filed on July 12, 2000 (File No. 333-81313, 333-81313-01) of TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on July 18, 2000.

                                                 Telecorp PCS, Inc.


                                                           /s/ Gerald T. Vento
                                                 By: _______________________________________
                                                               Gerald T. Vento
                                                           Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                            Title                  Date
                 ---------                            -----                  ----

          /s/ Gerald T. Vento               Chief Executive Officer      July 18, 2000
___________________________________________  and Chairman(Principal
              Gerald T. Vento                Executive Officer)

                 /s/ *                      Executive Vice President,    July 18, 2000
___________________________________________  Chief Financial Officer
            Thomas H. Sullivan               and Director (Principal
                                             Financial and Accounting
                                             Officer)

                 /s/ *                      Director                     July 18, 2000
___________________________________________
             Michael R. Hannon

                 /s/ *                      Director                     July 18, 2000
___________________________________________
              Scott Anderson

                 /s/ *                      Director                     July 18, 2000
___________________________________________
               James M. Hoak

                 /s/ *                      Director                     July 18, 2000
___________________________________________
              William Kussell

                 /s/ *                      Director                     July 18, 2000
___________________________________________
             Michael Schwartz

                                            Director                     July 18, 2000
___________________________________________
              Rohit M. Desai

                                            Director                     July 18, 2000
___________________________________________
             William W. Hague

            /s/ Gerald T. Vento
* By: _____________________________________
              Gerald T. Vento
           (as attorney-in-fact)

                                 EXHIBIT INDEX

  Exhibit
    No.    Description
  -------  -----------
  2.1+++   Agreement and Plan of Reorganization and Contribution (included as
           Annex A to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company Registration Statement), dated
           February 28, 2000, by and between TeleCorp PCS, Tritel, Inc. and
           AT&T Wireless Services, Inc.

  2.2+++   Amendment No. 1 to the Agreement and Plan of Reorganization and
           Contribution (included as Annex B to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company
           Registration Statement), dated May 4, 2000, by and between TeleCorp
           PCS, Tritel, Inc. and AT&T Wireless Services, Inc.

  2.3+++   Amendment No. 2 to the Agreement and Plan of Reorganization and
           Contribution (included as Annex C to the joint proxy statement-prospectus forming a part of the TeleCorp-Tritel Holding Company
           Registration Statement), dated June 12, 2000 by and between TeleCorp
           PCS, Tritel, Inc. and AT&T Wireless Services, Inc.

  3.1***   Fifth Amended and Restated Certificate of Incorporation of TeleCorp
           PCS, Inc.

  3.2***   Second Amended and Restated By-laws of TeleCorp PCS, Inc.

 4.1++++   Indenture, dated as of April 23, 1999, by and between Bankers Trust
           Company, as trustee, and TeleCorp PCS, Inc. relating to the 11 5/8
           Senior Subordinated Discount Notes due 2009.

 4.2++++ Exchange and Registration Rights Agreement dated April 23, 1999, by and among Chase Securities Inc., BT Alex Brown Incorporated, Lehman
           Brothers Inc., TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

  5++++ Opinion of McDermott, Will & Emery regarding the legality of the notes.

 10.1+++   Telecorp PCS, Inc. Voting Agreement, dated February 28, 2000.

 10.2+++   Tritel, Inc. Voting Agreement, dated February 28, 2000.

 10.3+++   Side Letter Agreement regarding Milwaukee Option, dated February 28,
           2000, by and between AT&T Wireless Services, Inc. and Telecorp PCS,
           Inc.

 10.4+++ Asset Exchange Agreement, dated as of February 28, 2000, by and among AT&T Wireless PCS, LLC, Telecorp PCS, Inc., Telecorp PCS, LLC,
           Telecorp Holding Corp, Inc., Telecorp Communications, Inc., Telecorp
           Equipment Leasing, L.P., and Telecorp Realty, LLC.

 10.5+++   Side Letter regarding Additional Mutual Rights and Obligations in
           Connection with the Asset Exchange Agreement and the Agreement and Plan of Reconstruction and Contribution, dated as of February 28, 2000, by and between AT&T Wireless PCS, LLC and Telecorp PCS, Inc.

 10.6.1+++ License Acquisition Agreement, between Polycell Communications, Inc.
           and ABC Wireless, LLC, dated as of February 28, 2000.

 10.6.2+++ Amended and Restated License Acquisition Agreement among Polycell
           Communications, Inc., Clinton Communications, Inc. and ABC Wireless,
           LLC, dated as of May 3, 2000.

 10.7+++   License Acquisition Agreement, between ABC Wireless, LLC and AT&T
           Wireless PCS, LLC, dated as of February 28, 2000.

 10.8+++   Form of Intermediary Agreement, among AT&T Wireless PCS, LLC,
           Telecorp PCS, Inc., Telecorp PCS, LLC, Telecorp Holding Corp, Inc.,
           Telecorp Communications, Inc., Telecorp Equipment Leasing, L.P.,
           Telecorp Realty, LLC and the Intermediary.

 10.9+++ Transition Services Agreement, dated as of February 28, 2000, by and between AT&T Wireless PCS, LLC and Telecorp PCS, Inc.


  Exhibit
    No.    Description
  -------  -----------
 10.10+++  Form of Assignment and Assumption Agreement, by and between
           Milwaukee PCS, LLC, Milwaukee Acquisition Subsidiary, Inc., and
           Telecorp PCS, Inc.

 10.11+++  Agreement and Plan of Merger, dated February 27, 2000, by and among
           Milwaukee PCS LLC, Milwaukee Acquisition Subsidiary, Inc., Kailas J.
           Rao, and Indus, Inc.

 10.12+++  Airadigm Letter of Intent, dated January 24, 2000.

 10.13* General Agreement for Purchase of PCS Systems and Services by and between TeleCorp PCS, Inc. and Lucent Technologies, Inc., dated as of May 12, 1998, as amended.

 10.14*    Securities Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
           Wireless PCS Inc., TWR Cellular, Inc. and certain Initial investors other than AT&T Wireless, TeleCorp Investors and Management
           Stockholders identified, dated as of January 23, 1998.

 10.15.1* Network Membership License Agreement, by and among AT&T Corp., including AT&T Wireless Services, Inc., and TeleCorp PCS, Inc., dated as of July 17, 1998.

 10.15.2*  Amendment No. 1 to Network Membership License Agreement, dated March
           30, 1999.

 10.16+++  Form of Network Membership License Agreement by and between AT&T
           Corp., including AT&T Wireless Services, Inc., and Holding Company.

 10.17.1*  Management Agreement by and between TeleCorp Management Corp. and
           TeleCorp PCS, Inc., dated as of July 17, 1998

 10.17.2*  Amendment No. 1 to the Management Agreement between TeleCorp
           Management Corp. and TeleCorp PCS, Inc., dated as of May 25, 1999.

 10.17.3** Amendment No. 2 to the Management Agreement between TeleCorp
           Management Corp. and TeleCorp PCS, Inc., dated as of October 18,
           1999.

 10.18.1*  Intercarrier Roamer Service Agreement by and between AT&T Wireless
           Services, Inc. and TeleCorp PCS, Inc., dated as of July 17, 1998.

 10.18.2*  Amendment No. 1 to Intercarrier Roamer Service Agreement, dated May
           25, 1999.

 10.19+++  Form of Intercarrier Roamer Service Agreement, by and between AT&T
           Wireless Services, Inc. and Holding Company.

 10.20*    Roaming Administration Service Agreement by and between AT&T
           Wireless Services, Inc. and TeleCorp PCS, Inc., dated as of July 17,
           1998.

 10.21+++  Form of Roaming Administration Service Agreement, by and between
           AT&T Wireless Services, Inc., and Holding Company.

 10.22.1* Credit Agreement by and among TeleCorp PCS, Inc., the Lenders party to, and the Chase Manhattan Bank, as Administrative Agent and Issuing Bank, TD Securities (USA) Inc., as Syndication Agent, and
           Bankers Trust Company, as Documentation Agent, dated as of July 17,
           1998.

 10.22.2*  First Amendment, Consent, and Waiver to the TeleCorp Credit
           Agreement, dated as of December 18, 1998.

 10.22.3* Second Amendment and Waiver to the TeleCorp Credit Agreement, dated as of March 1, 1999.

 10.22.4*  Third Amendment to the TeleCorp Credit Agreement, dated as of March
           30, 1999.

 10.22.5*  Fourth Amendment to the TeleCorp Credit Agreement, dated as of March
           31, 1999.

 10.22.6* Fifth Amendment and Acceptance to the TeleCorp Credit Agreement, dated as of April 7, 1999.

 10.22.7*  Sixth Amendment to the TeleCorp Credit Agreement, dated as of April
           7, 1999.

 10.22.8*  Seventh Amendment to the TeleCorp Credit Agreement, dated as of May
           21, 1999.

 10.22.9** Eighth Amendment to the TeleCorp Credit Agreement, dated as of
           October 25, 1999.


  Exhibit
    No.     Description
  -------   -----------
 10.22.10** Ninth Amendment to the TeleCorp Credit Agreement, dated as of
            October 26, 1999.

 10.23.1*   Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
            Wireless PCS, Inc. and certain Initial investors other than AT&T
            Wireless identified in, dated as of March 22, 1999.

 10.23.2*   Amendment No. 1 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of March 30, 1999.

 10.23.3*   Amendment No. 2 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of April 6, 1999.

 10.23.4*   Amendment No. 3 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of May 14, 1999.

 10.23.5*   Amendment No. 4 to Stock Purchase Agreement by and among TeleCorp
            PCS, Inc., AT&T Wireless PCS, Inc. and Initial investors other than
            AT&T Wireless, dated as of July 15, 1999.

 10.24*     Stock Purchase Agreement by and among Viper Wireless, Inc.,
            TeleCorp Holding Corp., Inc. and TeleCorp PCS, Inc., dated as of
            March 1, 1999.

 10.25*     Puerto Rico Stock Purchase Agreement by and among TeleCorp PCS,
            Inc., Puerto Rico Acquisition Corp. and certain Management
            Stockholders and Initial investors other than AT&T Wireless, dated as of March 30, 1999.

 10.26*** Stock Purchase Agreement, dated as of October 18, 1999, by and among Telecorp PCS, Inc., Telecorp Holding Corp., Inc., Gerald T.
            Vento, Thomas H. Sullivan, OneLiberty Fund IV, L.P., Northwood
            Ventures LLC, and Northwood Capital Partners LLC.

 10.27*     Asset Purchase Agreement, dated May 25, 1999, by and between AT&T
            Wireless PCS Inc. and TeleCorp PCS, Inc.

 10.28* Preferred Stock Purchase Agreement, dated May 24, 1999, by and between AT&T Wireless PCS Inc. and TeleCorp PCS, Inc.

 10.29*     License Acquisition Agreement, dated May 15, 1998, by and between
            Mercury PCS II, LLC and TeleCorp PCS, Inc.

 10.30*     License Acquisition Agreement, dated May 15, 1998, by and between
            Wireless 2000, Inc. and TeleCorp PCS, Inc.

 10.31.1* Stockholders' Agreement, dated as of July 17, 1998, by and among AT&T Wireless PCS, Inc., TWR Cellular, Inc., Initial investors other than AT&T Wireless, Management Stockholders, and TeleCorp
            PCS, Inc.

 10.31.2*   Amendment No. 1 to Stockholders' Agreement dated May 25, 1999.

 10.31.3*   Amendment No. 2 to Stockholders' Agreement dated November 1, 1999.

 10.32+++   Form of Stockholders' Agreement by and among AT&T Wireless PCS,
            LLC, Initial investors other than AT&T Wireless, Management
            Stockholders, Other Stockholders, and Holding Company, Inc.

 10.33++++  Purchase Agreement, dated April 20, 1999, by and among Chase
            Securities Inc., BT Alex. Brown Incorporated, Lehman Brothers Inc.,
            TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

 10.35*     Agreement, dated as of July 17, 1998, by and among AT&T Wireless
            PCS Inc., TWR Cellular, Inc., the Initial investors other than AT&T
            Wireless, the TeleCorp Investors and the Management Stockholders.


  Exhibit
    No.    Description
  -------  -----------
 10.36*    Employment Agreement, dated as of July 17, 1998, by and between
           TeleCorp PCS, Inc. and Julie A. Dobson.

 10.37+++ Amendment to Employment Agreement, dated February 28, 2000, by and between Telecorp PCS, Inc. and Julie A. Dobson.

 10.38*    Share Grant Agreement, dated July 16, 1998, by and between TeleCorp
           PCS, Inc. and Julie A. Dobson.

 10.39* Separation Agreement, dated as of March 8, 1999, by and among TeleCorp PCS, Inc., TeleCorp Communications, Inc. and Robert Dowski.

 10.40* Agreement among the Parties, dated as of June 30, 1999, by and among TeleCorp PCS, Inc., the Initial investors other than AT&T Wireless,
           Entergy Technology Holding Company, AT&T Wireless PCS, Inc., TWR
           Cellular Inc. and other stockholders.

 10.41*    Amended and Restated Agreement, dated April 16, 1999, by and among
           TeleCorp Communications, Inc., Triton PCS, Inc., Tritel
           Communications, Inc. and Affiliate License Co, L.L.C.

 10.42*    TeleCorp PCS, Inc. 1998 Restricted Stock Plan, as amended May 20,
           1999.

 10.43** TeleCorp PCS, Inc. 1999 Stock Option Plan, dated June 23, 1999, as amended.

 10.45** Form of Indemnification Agreement to be entered into between TeleCorp PCS, Inc. and its directors and executive officers.

 10.46.1++ Stockholders' Agreement by and among AT&T Wireless PCS Inc., Initial investors other than AT&T Wireless, Management Stockholders, and Tritel, Inc. dated January 7, 1999.

 10.46.2++ First Amendment to Tritel's Stockholders' Agreement, dated August
           27, 1999.

 10.46.3++ Second Amendment to Tritel's Stockholders' Agreement, dated as of
           September 1, 1999.

 10.46.4+  Third Amendment to Tritel's Stockholders' Agreement, dated November
           18, 1999.

 10.46.5+  Fourth Amendment to Tritel's Stockholders' Agreement, dated December
           10, 1999.

 10.47++   Investors Stockholders' Agreement by and among Tritel, Inc.,
           Washington National Insurance Company, United Presidential Life
           Insurance Company, Dresdner Kleinwort Benson Private Equity Partners
           LP, Toronto Dominion Investments, Inc., Entergy Wireless
           Corporation, General Electric Capital Corporation, Triune PCS, LLC,
           FCA Venture Partners II, L.P., Clayton Associates LLC, Trillium PCS,
           LLC, Airwave Communications, LLC, Digital PCS, LLC, and The
           Stockholders Named Herein dated January 7, 1999.

 10.48+++  Form of Investors Stockholder Agreement, by and among Holding
           Company, Inc. and AT&T Wireless PCS, Inc. CB Capital Investors,
           L.P., Private Equity Investors III, Equity-Linked Investors-II,
           Whitney III, L.P., Whitney Strategic Partners III, L.P.,
           Media/Communications Investors Limited Partnership,
           Media/Communications Partners III Limited Partnership, Toronto
           Dominion Investments, Inc., Northwood Capital Partners LLC,
           OneLiberty Fund III, L.P., Hoak Communications Partners, L.P., HCP
           Capital Fund, L.P., Cich, Incorporated LP, Dresdner Kleinworth
           Benson Private Equity Partners LP, Toronto Dominion Investments,
           Inc., Entergy Wireless Capital Corporation, General Electric Capital
           Corporation, Triune PCS, LLC, FCA Venture Partners II, LP, Clayton
           Associates LLC, Trillium PCS, LLC, Airwave Communications, LLC,
           Digital PCS, LLC, and The Manufacturers Life Insurance Company.

 10.49++ AT&T Wireless Services, Inc. Network Membership License Agreement between AT&T Corp. and Tritel, Inc. dated January 7, 1999.


  Exhibit
    No.     Description
  -------   -----------
 10.50++    Intercarrier Roamer Service Agreement between AT&T Wireless
            Services, Inc. and Tritel, Inc. dated January 7, 1999.

 10.51++    Amended and Restated Agreement between TeleCorp Communications,
            Inc., Triton PCS, Inc., Tritel Communications, Inc. and Affiliate
            License Co., L.L.C. dated April 16, 1999.

 10.52+++   Form of Employment Agreement, by and between Holding Company and
            William M. Mounger, II.

 10.53+++   Form of Employment Agreement, by and between Holding Company and
            E.B. Martin, Jr.

 10.54+++   Letter Agreement, dated February 28, 2000, by and among William
            Mounger, II, TeleCorp PCS, Inc., Tritel, Inc., Thomas Sullivan, and
            Gerald Vento.

 10.55+++   Letter Agreement, dated February 28, 2000, by and among E.B.
            Martin, Jr., TeleCorp PCS, Inc., Tritel, Inc., Thomas Sullivan, and
            Gerald Vento.

 10.56+++ Form of Amended and Restated Restricted Stock Agreement pursuant to the Tritel, Inc. Amended and Restated 1999 Stock Option Plan.

 10.57+ Tritel, Inc. Amended and Restated 1999 Stock Option Plan for Non-employee Directors, effective January 7, 1999.

 10.58++    Amended and Restated Loan Agreement among Tritel Holding Corp.,
            Tritel, Inc., The Financial Institutions Signatory Hereto, and
            Toronto Dominion (Texas), Inc. dated March 31, 1999.

 10.59++    First Amendment to Amended and Restated Loan Agreement among Tritel
            Holding Corp., Tritel, Inc., The Financial Institutions Signatory
            Thereto, and Toronto Dominion (Texas), Inc. dated April 21, 1999.

 10.60++    Master Lease Agreement between Tritel Communications, Inc. and
            Crown Communication Inc. dated October 30, 1998.

 10.61++    Master Lease Agreement between Signal One, LLC and Tritel
            Communications, Inc. dated December 31, 1998.

 10.62.1++  Management Agreement between Tritel Management, LLC and Tritel,
            Inc. dated January 1, 1999.

 10.62.2++  First Amendment to Management Agreement, dated as of September 1,
            1999.

 10.62.3+++ Agreement to Terminate Tritel Management Agreement, dated as of
            February 28, 2000, by and between Tritel Management, LLC.

 10.63++    Master Antenna Site Lease No. D41 between Pinnacle Towers Inc. and
            Tritel Communications, Inc. dated October 23, 1998.

 10.64++ Installment Payment Plan Note made by Mercury PCS, LLC in favor of the Federal Communications Commission in the amount of $42,525,211.95, dated October 9, 1996.

 10.65++    First Modification of Installment Payment Plan Note for Broadband
            PCS F Block by and between Mercury PCS II, L.L.C. and the Federal
            Communications Commission, dated July 2, 1998, effective as of July
            31, 1998.

 10.66++    Letter Agreement by and between Tritel Communications, Inc. and
            H.S.I. GeoTrans Wireless, dated July 2, 1998, referring to a service agreement covering certain Site Acquisition Services applicable to certain Federal Communications Commission licenses owned or to be acquired by Tritel.

 10.67.1++  Services Agreement by and between Tritel Communications, Inc. and
            Galaxy Personal Communications Services, Inc., which is a wholly owned subsidiary of World Access, Inc., dated as of June 1, 1998.


  Exhibit
    No.    Description
  -------  -----------
 10.67.2++ Addendum to June 1, 1998 Services Agreement, dated as of March 23,
           1999.

 10.68++   Services Agreement by and between Tritel Communications, Inc. and
           Galaxy Personal Communications Services, Inc., which is a wholly-owned subsidiary of World Access, Inc., dated as of August 27, 1998.

 10.69++   Agreement by and between BellSouth Telecommunications, Inc. and
           Tritel Communications, Inc., effective as of March 16, 1999.

 10.70++   Agreement for Project and Construction Management Services between
           Tritel Communications, Inc. and Tritel Finance, Inc. and Bechtel
           Corporation, dated November 24, 1998.

 10.71++   Services Agreement by and between Tritel Communications, Inc. and
           Spectrasite Communications, Inc., dated as of July 28, 1998.

 10.72++   Acquisition Agreement Ericsson CMS 8800 Cellular Mobile Telephone
           System by and between Tritel Finance, Inc. and Tritel
           Communications, Inc. and Ericsson Inc., made and effective as of December 30, 1998.

 10.73++   Securities Purchase Agreement by and among AT&T Wireless PCS Inc.,
           TWR Cellular, Inc., Initial investors other than AT&T Wireless,
           Mercury PCS, LLC, Mercury PCS II, LLC, Management Stockholders and
           Tritel, Inc., dated as of May 20, 1998.

 10.74++   Closing Agreement by and among AT&T Wireless PCS, Inc., TWR
           Cellular, Inc., Initial investors other than AT&T Wireless, Airwave
           Communications, LLC, Digital PCS, LLC, Management Stockholders,
           Mercury Investor Indemnitors and Tritel, Inc., dated as of January
           7, 1999.

 10.75++   Master Build To Suit And Lease Agreement between Tritel
           Communications, Inc., a Delaware corporation and American Tower,
           L.P., a Delaware limited partnership.

 10.76++   Master Build To Suit And Lease Agreement between Tritel
           Communications, Inc. and SpectraSite Communications, Inc.

 10.77++   Master Build To Suit Services And License Agreement between Tritel
           Communications, Inc. and Crown Communication Inc.

 10.78++   Master Build To Suit And Lease Agreement by and between Tritel
           Communications, Inc. and SBA Towers, Inc.

 10.79++   Master Site Agreement between Tritel Communications, Inc. and
           BellSouth Mobility Inc., dated July 2, 1999.

 10.80++   Master Site Agreement between Tritel Communications, Inc. and
           BellSouth Mobility PCS, dated March 10, 1999.

 10.81++   Consent to Exercise of Option between Tritel, Inc., AT&T Wireless
           PCS, Inc., TWR Cellular, Inc. and Management Stockholders dated May
           20, 1999.

 10.82++   License Purchase Agreement between Digital PCS, LLC and Tritel, Inc.
           dated as of May 20, 1999.

 10.83++ Amended and Restated Employment Agreement of Jerry M. Sullivan, Jr., dated as of September 1, 1999.

 10.84++   Stock Purchase Agreement, dated as of September 1, 1999.

 10.85++   Mutual Release and Termination Agreement, dated as of September 1,
           1999.

 10.86+++  Form of Management Agreement between TeleCorp Management Corp, Inc.
           and TeleCorp PCS, Inc.

 10.87+++  Asset Purchase Agreement, dated as of June 2, 2000, between Airadigm
           Communications, Inc. and RW Acquisition L.L.C.

  Exhibit
    No.     Description
  -------   -----------
 10.88+++   Contingent Supplement to Asset Purchase Agreement, dated as of June
            2, 2000, by and between Airadigm Communications, Inc. and RW
            Acquisition L.L.C.

 10.89+++   Letter Agreement by and between RW Acquisition, L.L.C. and Airadigm
            Communications, Inc. regarding Working Capital Loan, dated June 2,
            2000.

 10.90+++ Construction Management Agreement, dated as of June 2, 2000, by and between TeleCorp Communications, Inc. and Airadigm Communications,
            Inc.

 10.91+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TeleCorp-
            Tritel Holding Company.

 10.92+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TTHC First
            Merger Sub, Inc.

 10.93+++   Counterpart Signature Page and Joinder to the Agreement and Plan of
            Reorganization and Contribution, dated May 31, 2000 by TTHC Second
            Merger Sub, Inc.

 10.94+++++ Purchase Agreement, dated July 11, 2000, by and among Chase
            Securities Inc., Lehman Brothers Inc., Deutsche Banc Securities,
            Inc., TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

 10.95+++++ Form of Exchange and Registration Rights Agreement, dated
                      , by and among Chase Securities Inc., Lehman Brothers
            Inc., Deutsche Banc Securities, Inc., TeleCorp PCS, Inc. and
            TeleCorp Communications, Inc.

 10.96+++++ Form of Indenture, dated as of           , by and among TeleCorp
            PCS, Inc., TeleCorp Communications, Inc. and Bankers Trust Company,
            as Trustee.

 23.1+++++  Consent of PricewaterhouseCoopers LLP.

 23.2+++++  Consent of KPMG LLP.

 23.3+++++  Consent of McDermott, Will & Emery (included in Exhibit 5).

 24++++     Power of Attorney.

--------
    * Incorporated by reference to the Registration Statement on Form S-1 (File No. 333-89393) of TeleCorp PCS, Inc.
   ** Incorporated by reference to the Form 10-Q filed on November 15, 1999
      (File No. 333-81313-01) of TeleCorp PCS, Inc.
  ***Incorporated by reference to the Form 10-K filed on March 30, 2000 (File
     No. 000-27901) of TeleCorp PCS, Inc.
   + Incorporated by reference to the Registration Statement on Form S-1 (File
     No. 333-91207) of Tritel, Inc.
  ++ Incorporated by reference to the Registration Statement on Form S-4 (File
     No. 333-82509) of Tritel PCS, Inc.
 +++ Incorporated by reference to the Registration Statement on Form S-4 (File
     No. 333-36954) of TeleCorp-Tritel Holding Company.

++++ Previously Filed in the Registration Statement on Form S-4 (File No. 333-
     81313, 333-81313-01) of TeleCorp PCS, Inc. and TeleCorp Communications,
     Inc.

+++++ Previously Filed in the Post-Effective Amendment No. 1 to the
      Registration Statement on Form S-4, Filed on July 12, 2000 (File No. 333-81313, 333-81313-01) of TeleCorp PCS, Inc. and TeleCorp Communications, Inc.